Valued Advisers Trust

BFS Equity Fund

Investor Class - BFSAX

Institutional Class - BFSIX

Supplement to the Prospectus dated September 28, 2023

Supplement dated September 28, 2023

Effective September 28, 2023, shares of the BFS Equity Fund (the “Fund”) are designated Investor Class Shares. This share class designation does not affect the operation of the Fund. There are no changes to the Fund’s investment objective or investment strategies.

Institutional Class shares have been added to the Fund and are effective September 28, 2023. Effective at the close of business on November 3, 2023, (the “Conversion Date”), the outstanding Investor Class shares of the Fund will be exchanged for Institutional Class shares. Institutional Class shares are not available for purchase until after the conversion has taken place.

Shareholders who currently hold Investor Class shares will receive Institutional Class shares equivalent in aggregate value at the time of conversion, and affected shareholders will experience lower net operating expense ratios. The share class conversion is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders. Investor Class shares are still available for purchase until the Conversion Date, but will not be available for purchase after the conversion has taken place.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus without charge by calling the Fund at (855) 575-2430.